                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

FILED BY THE REGISTRANT [X]       FILED BY A PARTY OTHER THAN THE REGISTRANT [ ]

--------------------------------------------------------------------------------

Check the appropriate box:
[X] Preliminary Proxy Statement
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))

                    THE LUTHERAN BROTHERHOOD FAMILY OF FUNDS
                (Name of Registrant as Specified In Its Charter)

                    THE LUTHERAN BROTHERHOOD FAMILY OF FUNDS
                   (Name of Person(s) Filing Proxy Statement)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1) Title of each class of securities to which transaction applies:

    2) Aggregate number of securities to which transaction applies:

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    4) Proposed maximum aggregate value of transaction:

    5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

    2) Form, Schedule or Registration Statement No.:

    3) Filing Party:

    4) Date Filed:

--------------------------------------------------------------------------------

The Lutheran Brotherhood Family of Funds
625 Fourth Avenue South
Minneapolis, Minnesota 55415

October   , 1998

Dear Shareholder:

     Please find enclosed a notice of a special meeting of shareholders of the Lutheran Brotherhood Opportunity Growth Fund, Lutheran Brotherhood Mid Cap Growth Fund, Lutheran Brotherhood World Growth Fund, Lutheran Brotherhood Fund, Lutheran Brotherhood High Yield Fund, Lutheran Brotherhood Income Fund, Lutheran Brotherhood Municipal Bond Fund and Lutheran Brotherhood Money Market Fund (each, a "Fund"), each a series of The Lutheran Brotherhood Family of Funds, which is scheduled for December 2, 1998, together with a proxy statement discussing the matters to be voted on at the meeting. Please take the time to read the proxy statement and cast your vote.

     We are asking shareholders to elect trustees of The Lutheran Brotherhood Family of Funds. In addition to the existing Trustees, the nominees include two new nominees with outstanding credentials who are being nominated for the first time to serve as Trustees: Jodi Harpstead and Richard A. Hauser.

     We are also asking shareholders of each Fund to approve an amendment to the existing advisory contract with Lutheran Brotherhood Research Corp. that will authorize the Board of Trustees to reduce the advisory fees payable by your Fund without the time and expense of a shareholder meeting. Shareholders are also being asked to ratify the selection of PricewaterhouseCoopers LLP as the Trust's independent accountants.

     Finally, shareholders of the Lutheran Brotherhood Money Market Fund are being asked to approve an amendment to that Fund's policy on industry concentration that will provide the Fund with added flexibility to invest in bank instruments.

     Your Board of Trustees has unanimously recommended that shareholders of each Fund vote for each of the proposals in the enclosed proxy statement. Should you have any questions, please feel free to call us at (800) 328-4552. We will be happy to answer any questions you may have.

     TO ENSURE A QUORUM FOR A SPECIAL MEETING, I URGE EACH SHAREHOLDER TO PROMPTLY MARK, SIGN AND RETURN THE ENCLOSED PROXY.

                                            Sincerely,

                                            ROLF F. BJELLAND
                                            Chairman and President

                                                                PRELIMINARY COPY

                  LUTHERAN BROTHERHOOD OPPORTUNITY GROWTH FUND
                    LUTHERAN BROTHERHOOD MID CAP GROWTH FUND
                     LUTHERAN BROTHERHOOD WORLD GROWTH FUND
                           LUTHERAN BROTHERHOOD FUND
                      LUTHERAN BROTHERHOOD HIGH YIELD FUND
                        LUTHERAN BROTHERHOOD INCOME FUND
                    LUTHERAN BROTHERHOOD MUNICIPAL BOND FUND
                     LUTHERAN BROTHERHOOD MONEY MARKET FUND

                                   SERIES OF

                    THE LUTHERAN BROTHERHOOD FAMILY OF FUNDS
                            625 FOURTH AVENUE SOUTH
                          MINNEAPOLIS, MINNESOTA 55415
                            ------------------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                         TO BE HELD ON DECEMBER 2, 1998
                            ------------------------

     A Special Meeting of Shareholders of each of Lutheran Brotherhood Opportunity Growth Fund, Lutheran Brotherhood Mid Cap Growth Fund, Lutheran Brotherhood World Growth Fund, Lutheran Brotherhood Fund, Lutheran Brotherhood High Yield Fund, Lutheran Brotherhood Income Fund, Lutheran Brotherhood Municipal Bond Fund and Lutheran Brotherhood Money Market Fund (collectively, the "Special Meeting"), each a series of The Lutheran Brotherhood Family of Funds (the "Trust"), will be held at the Lutheran Brotherhood Building, 625 Fourth Avenue South, Minneapolis, Minnesota on December 2, 1998, at 9:00 a.m. local time for the following purposes:

          1.  To elect Trustees of the Trust.

          2. To amend the Master Advisory Contract to authorize the Trustees to reduce advisory fees.

          3. To ratify the selection of PricewaterhouseCoopers LLP as the Trust's independent accountants.

          4. To amend the industry concentration policy of the Lutheran Brotherhood Money Market Fund.

          5. To consider and act upon any matter incidental to the foregoing and to transact such other business as may properly come before the Special Meeting and all adjournments.

     The Board of Trustees of the Trust has fixed the close of business on September 30, 1998 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting and all adjournments.

     IT IS VERY IMPORTANT THAT YOUR VOTING INSTRUCTIONS BE RECEIVED NO LATER THAN November 30, 1998. Instructions for shares held of record in the name of a nominee, such as a broker-dealer or trustee of an employee benefit plan, may be subject to cut-off dates established by such intermediaries to facilitate a timely response.
                                            By Order of the Board of Trustees
                                            Otis F. Hilbert, Secretary

Minneapolis, Minnesota
October   , 1998

                             YOUR VOTE IS IMPORTANT

     YOU CAN HELP THE TRUST AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO BE PRESENT IN PERSON, PLEASE MARK, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN ORDER THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE SPECIAL MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                                                                PRELIMINARY COPY

                  LUTHERAN BROTHERHOOD OPPORTUNITY GROWTH FUND
                    LUTHERAN BROTHERHOOD MID CAP GROWTH FUND
                     LUTHERAN BROTHERHOOD WORLD GROWTH FUND
                           LUTHERAN BROTHERHOOD FUND
                      LUTHERAN BROTHERHOOD HIGH YIELD FUND
                        LUTHERAN BROTHERHOOD INCOME FUND
                    LUTHERAN BROTHERHOOD MUNICIPAL BOND FUND
                     LUTHERAN BROTHERHOOD MONEY MARKET FUND

                                   SERIES OF

                    THE LUTHERAN BROTHERHOOD FAMILY OF FUNDS
                            625 FOURTH AVENUE SOUTH
                          MINNEAPOLIS, MINNESOTA 55415
                            ------------------------

                                PROXY STATEMENT
                            ------------------------

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of The Lutheran Brotherhood Family of Funds (the "Trust") to be used at a Special Meeting of Shareholders (collectively the "Special Meeting") of shareholders of Lutheran Brotherhood Opportunity Growth Fund ("LB Opportunity Growth Fund"), Lutheran Brotherhood Mid Cap Growth Fund ("LB Mid Cap Growth Fund"), Lutheran Brotherhood World Growth Fund ("LB World Growth Fund"), Lutheran Brotherhood Fund ("LB Fund"), Lutheran Brotherhood High Yield Fund ("LB High Yield Fund"), Lutheran Brotherhood Income Fund ("LB Income Fund"), Lutheran Brotherhood Municipal Bond Fund ("LB Municipal Bond Fund") and Lutheran Brotherhood Money Market Fund ("LB Money Market Fund") (each, a "Fund," and collectively, the "Funds") to be held at the Lutheran Brotherhood Building, 625 Fourth Avenue South, Minneapolis, Minnesota 55415, on December 2, 1998, at 9:00 a.m. local time and at any adjournments of the Special Meeting. This Proxy Statement and the accompanying Notice of Special Meeting and Form of Proxy are
first being mailed on or about October   , 1998 to shareholders of record as of
September 30, 1998.

     The following table identifies each proposal set forth in the Notice of Special Meeting of Shareholders and the checkmark (X) indicates the shareholders of the Fund(s) that are being solicited to approve the proposal.

                                                  LB OPPORTUNITY GROWTH FUND
                                                    LB MID CAP GROWTH FUND
                                                     LB WORLD GROWTH FUND
                                                           LB FUND
                                                      LB HIGH YIELD FUND
                                                        LB INCOME FUND                   LB MONEY
                    PROPOSAL                        LB MUNICIPAL BOND FUND              MARKET FUND
                    --------                      --------------------------            -----------
1.  Election of Trustees........................        X                                 X
2.  Amendment of Master Advisory Contract.......        X                                 X
3.  Ratification of Independent Accountants.....        X                                 X
4.  Amendment of Concentration Policy...........                                          X

     Shareholders of record at the close of business on September 30, 1998 (the "Record Date") are entitled to notice of, and to vote at, the Special Meeting and all adjournments thereof. The table below reflects the total number of shares of each Series issued and outstanding as of the Record Date. Each shareholder is entitled to the same number of votes as the number of full and fractional shares held by such shareholder. Each share is entitled to one vote.

                           SERIES                             NUMBER OF SHARES
                           ------                             ----------------
LB Opportunity Growth Fund..................................
LB Mid Cap Growth Fund......................................
LB World Growth Fund........................................
LB Fund.....................................................
LB High Yield Fund..........................................
LB Income Fund..............................................
LB Municipal Bond Fund......................................
LB Money Market Fund........................................

     Each Fund will participate separately in the Special Meeting, although proxies are being solicited through use of a combined Proxy Statement. With respect to proposal 1 (regarding the election of Trustees of the Trust) and proposal 3 (regarding the ratification of the selection of PricewaterhouseCoopers LLP as the Trust's independent accountants) shareholders of each Fund of the Trust will vote together with each other Fund of the Trust. With respect to proposal 2 (regarding the amendment of the Master Advisory Contract), shareholders of each Fund will vote separately. With respect to proposal 4, only shareholders of the LB Money Market Fund will be entitled to vote. All of the classes of shares (Class A, Class B and Institutional Class shares) of a Fund will vote together as a single class on each proposal.

     Any person giving a proxy may revoke it at any time prior to its use. A shareholder may change a proxy by (1) giving written notice of revocation to an officer of the Trust, (2) returning to an officer of the Trust a properly executed later dated proxy, or (3) attending the Special Meeting, requesting return of any previously delivered proxy and voting in person. Attendance and voting at the Special Meeting will not in and of itself constitute a revocation of a proxy. If the enclosed proxy is properly executed and returned in time to be voted at the Special Meeting, the shares represented thereby will be voted in accordance with the instructions on the proxy. Unless instructions to the contrary are marked on the proxy, the proxy will be voted FOR all the proposals. The proxy grants discretion to the persons named on the proxy, as proxies, to take such further action as they may determine appropriate in connection with any other matter which may properly come before the Special Meeting or any adjournments. The Board of Trustees does not currently know of any matter to be considered at the Special Meeting other than the matters set forth in the Notice of Special Meeting of Shareholders.

     For purposes of considering proposals 1 and 3, thirty percent of the aggregate number of shares of the Trust entitled to vote constitutes a quorum. For purposes of considering proposals 2 and 4, thirty percent of the shares of a Fund entitled to vote at the Special Meeting in person or represented by proxy constitutes a quorum of such Fund. In the event a quorum is not present at the Special Meeting with respect to one or more Funds, or in the event a quorum is present at the Special Meeting but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of such Special Meeting with respect to one or more Funds without further notice to permit further solicitation of proxies. A shareholder vote may be taken on one or more of the proposals in this Proxy Statement prior to such adjournment if sufficient votes have been received. Any such adjournment will require the affirmative vote of a majority of those shares present at the Special Meeting in person or by proxy.

     A plurality of the aggregate votes cast in person or by proxy at the Special Meeting at which a quorum is present will be required for the election of each Trustee. Approval of proposals 2 and 4 will require the affirmative vote of a "majority of the outstanding voting securities" of the Fund entitled to vote on such proposal as defined in the 1940 Act. For this purpose, a vote of the holders of a "majority of the outstanding voting securities" of a Fund means the lesser of (i) the vote of 67% or more of the shares of the Fund present at the Special Meeting if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy or
(ii) the vote of more than 50% of the outstanding shares of the Fund. Approval of proposal 3 requires the affirmative vote of a majority of the shares of the Trust voted at the Special Meeting.

     For purposes of determining the presence or absence of a quorum for transacting business at the Special Meeting and for determining whether sufficient votes have been received for approval of any matter to be acted upon at the Special Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have, or choose not to exercise, discretionary power), will be treated as shares that are present at the Special Meeting and entitled to vote on the matter, but which have not been voted. Accordingly, abstentions and broker non-votes will be treated as present for purposes of determining whether a quorum is present. When counted as present, abstentions and broker non-votes will have no effect on the determination of proposals 1 and 3. Abstentions and broker non-votes, however, will have the practical effect of a "No" vote for purposes of obtaining the requisite vote for approval of proposals 2 and 4.

     The Board of Trustees expects to make this solicitation primarily by mail. However, in addition to the solicitation of proxies by mail, the officers of the Trust and members of the Board of Trustees and persons affiliated with Lutheran Brotherhood Research Corp. ("LB Research"), the investment adviser for each Fund, and Lutheran Brotherhood Securities Corp. ("LB Securities"), the distributor of shares for each Fund, may, without remuneration, solicit proxies personally or by telephone, telegram or other electronic means. The Trust may also retain a proxy solicitation firm to assist in any special, personal solicitation of proxies. The costs of solicitation and expenses incurred in connection with preparing this Proxy Statement, including any cost of retaining a proxy solicitation firm, will be borne by the Funds. The Trust will reimburse brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of shares.

     The financial statements of each Fund for the year ended October 31, 1997 are included in the annual report of the Funds for the year ended October 31, 1997, which has been previously sent to shareholders. The financial statements for each Fund for the six months ended April 30, 1998 are included in a semi-annual report of the Funds for the six months ended April 30, 1998, which has been previously sent to shareholders. THE TRUST WILL FURNISH UPON REQUEST AND WITHOUT CHARGE TO ANY SHAREHOLDER A COPY OF SUCH REPORTS. A SHAREHOLDER MAY ALSO OBTAIN A COPY OF SUCH REPORTS BY WRITING TO THE LUTHERAN BROTHERHOOD FAMILY FUNDS, 625 FOURTH AVENUE SOUTH, MINNEAPOLIS, MINNESOTA 55415 OR BY CALLING TOLL FREE (800) 328-4552.

     As of September 30, 1998, the following persons or entities were the beneficial and/or record owners of 5% or more of the shares of the indicated
Fund:

                                             NAME AND ADDRESS OF    AMOUNT AND NATURE OF
               NAME OF FUND                   BENEFICIAL OWNER      BENEFICIAL OWNERSHIP    % OF SHARES
               ------------                  -------------------    --------------------    -----------
LB Opportunity Growth Fund
LB Mid Cap Growth Fund
LB World Growth Fund
LB Fund
LB High Yield Fund
LB Income Fund
LB Municipal Bond Fund
LB Money Market Fund

                                   PROPOSAL 1

                              ELECTION OF TRUSTEES

     The shareholders of the Trust are being asked to elect the nominees named below to serve as Trustees of the Trust. All shares represented by valid proxies will be voted in favor of the election of the nominees, unless authority to vote therefor is withheld. The nominees named have agreed to serve as Trustees if elected. If for any reason any of the nominees should not be available for election as contemplated, the proxies hereby solicited may, unless otherwise limited, be voted to elect such substitute nominees, if any, as may be designated by the Board of Trustees, subject to the applicable provisions of the Investment Company Act of 1940, as amended (the "1940 Act"). Messrs. Bjelland and Eggerding, Ms. Levi and Ms. Randall have been previously elected by shareholders. Messrs. Estenson and Nicholson currently serve as Trustees and are being presented for shareholder election for the first time. This election will help assure continued compliance with 1940 Act provisions regarding the election of Trustees. Background information on all of the Trustees has been provided.

          NOMINEE STANDING                                                       YEAR FIRST BECAME
           FOR ELECTION BY                                                    TRUSTEE [OR DIRECTOR OF
            SHAREHOLDERS                     POSITION WITH TRUST                  PREDECESSOR(1)]
          ----------------                   -------------------              ------------------------
Rolf F. Bjelland*                      Chairman, Trustee and President                  1986
Herbert F. Eggerding, Jr.              Trustee                                          1990
Noel K. Estenson                       Trustee                                          1997
Jodi Harpstead                         (2)                                               --
Richard A. Hauser                      (2)                                               --
Connie M. Levi                         Trustee                                          1993
Bruce J. Nicholson*                    Trustee                                          1995
Ruth E. Randall                        Trustee                                          1987

---------------

 * Individual who is deemed to be an "interested person" of the Trust under the 1940 Act because of his affiliation with LB Research.

(1) In 1993, the Trust became the successor to Lutheran Brotherhood Opportunity Growth Fund, Inc., Lutheran Brotherhood High Yield Fund, Inc., Lutheran Brotherhood Income Fund, Inc., Lutheran Brotherhood Municipal Bond Fund, Inc. Lutheran Brotherhood Fund, Inc. and Lutheran Brotherhood Money Market Fund, Inc. (the "Predecessor Corporations") and all of the then Directors of the Predecessor Corporations became Trustees of the Trust.

(2) Ms. Harpstead and Mr. Hauser are being nominated for the first time to serve as Trustees of the Trust.

     Information on all the nominees is set forth below in alphabetical order.

     ROLF F. BJELLAND is Executive Vice President and Chief Investment Officer of Lutheran Brotherhood. Mr. Bjelland also serves as Director and President of LB Research, Director and Executive Vice President of Lutheran Brotherhood Financial Corporation; Director of LB Securities; Director, Vice President and Chief Investment Officer of Lutheran Brotherhood Variable Insurance Products Company; and Director of Lutheran Brotherhood Real Estate Products Company. Mr. Bjelland is also Director, Chairman and President of LB Series Fund, Inc. Mr. Bjelland is 60.

     HERBERT F. EGGERDING, JR. serves as a management consultant to several privately owned companies and was formerly Executive Vice President and Chief Financial Officer of Petrolite Corporation. Mr. Eggerding's other principal business affiliation is Director of Lutheran Charities Foundation of St. Louis, Missouri. Mr. Eggerding is also a Director of LB Series Fund, Inc. Mr. Eggerding is 61.

     NOEL K. ESTENSON'S principal occupation during the past five years has been President and Chief Executive Officer of CENEX, Inc. Mr. Estenson's other principal business affiliations include Vice Chairman of CF Industries; Board member of the National Cooperative Refinery Association; Board member of Farm Credit Leasing; and Board member of the National Council of Farmer Cooperatives. Mr. Estenson is also a Director of LB Series Fund, Inc. Mr. Estenson is 59.

     JODI HARPSTEAD is Vice President of U.S. Cardiac Rythm Management for Medtronic, Inc. Ms. Harpstead previously served as Boston District Pacing Sales Manager and Vice President, U.S. Cardiac Rythm Management Marketing for Medtronic. Ms. Harpstead is also a Member of the Board of Delta Dental Plan of Minnesota. Ms. Harpstead is 41.

     RICHARD A. HAUSER is a partner with the law firm of Baker and Hostetler LLP. Previously, Mr. Hauser served as Chairman of the Pennsylvania Avenue Development Corporation. Mr. Hauser is also a Director of The Luther Institute. Mr. Hauser is 55.

     CONNIE M. LEVI is retired and was formerly President of the Greater Minneapolis Chamber of Commerce. Previously, Ms. Levi served in the Minnesota House of Representatives from 1978 to 1986. Ms. Levi is a Director of Norstan, Inc. of Minnesota. Ms. Levi is also a member or director of numerous governmental, public service and non-profit boards and organizations. Ms. Levi is also a Director of LB Series Fund, Inc. Ms. Levi is 59.

     BRUCE J. NICHOLSON is Executive Vice President and Chief Operating Officer of Lutheran Brotherhood, Executive Vice President and Chief Operating Officer of Lutheran Brotherhood Financial Corporation and Director and Chief Operating Officer, Lutheran Brotherhood Variable Insurance Products Company. Mr. Nicholson is also Director of LB Research; Director of LB Securities; Director of Lutheran Brotherhood Real Estate Products Company; and Director of LB Series Fund, Inc. Mr. Nicholson is 51.

     RUTH E. RANDALL is retired and was formerly Interim Dean, Division of Continuing Studies, University of Nebraska-Lincoln; Associate Dean, Teachers College, and Professor, Department of Education Administration, Teachers College, University of Nebraska-Lincoln. Dr. Randall also previously served as Commissioner of Education for the State of Minnesota and as a Director or member of numerous governmental, public service and non-profit boards and organizations. Dr. Randall is also a Director of LB Series Fund, Inc. Dr. Randall is 69.

     A nominee elected as a Trustee will serve as such until any successor is elected and qualified. A Trustee serves until he or she retires, resigns or is removed as provided in the First Amended and Restated Agreement of the Trust dated as of September 1, 1993 (the "Master Trust Agreement"). Under the Master Trust Agreement, a person may not serve as Trustee beyond the end of the month in which he or she attains the age of 70. The Trust is not required to hold regularly scheduled annual meetings for the election of Trustees.

     The following persons are principal officers, but not Trustees, of the
Trust:

     JAMES R. OLSON has served as Vice President of the Trust since 1993. Mr. Olson is Senior Vice President of Lutheran Brotherhood, Vice President of Lutheran Brotherhood Variable Insurance Products Company, Vice President of LB Research, Vice President of LB Securities, Vice President of Lutheran Brotherhood Real Estate Products Company, and Vice President of LB Series Fund, Inc. He is 56.

     RICHARD B. RUCKDASHEL has served as Vice President of the Trust since 1995. Mr. Ruckdashel is Vice President of Lutheran Brotherhood, Vice President of Lutheran Brotherhood Variable Insurance Products Company, Vice President of LB Securities and Vice President of LB Series Fund, Inc. He is 43.

     JAMES M. WALLINE has served as Vice President of the Trust since 1993. Mr. Walline is Vice President of Lutheran Brotherhood, Vice President of LB Research, Vice President of Lutheran Brotherhood Variable Insurance Products Company, and Vice President of LB Series Fund, Inc. He is 53.

     WADE M. VOIGT has served as Treasurer of the Trust since 1993. Mr. Voigt is Assistant Vice President of Mutual Fund Accounting for Lutheran Brotherhood and Treasurer of LB Series Fund, Inc. He is 42.

     OTIS F. HILBERT has served as Secretary and Vice President of the Trust since 1993. Mr. Hilbert is Vice President of Lutheran Brotherhood, Vice President and Secretary of LB Securities, Secretary of LB Research, Vice President and Secretary of Lutheran Brotherhood Real Estate Products Company, Vice President and Assistant Secretary of Lutheran Brotherhood Variable Insurance Products Company, and Secretary and Vice President of LB Series Fund, Inc. He is 61.

     FRED P. JOHNSON has served as Vice President of the Trust since June 10, 1998. Mr. Johnson is Assistant Vice President of Lutheran Brotherhood, Assistant Vice President of Lutheran Brotherhood Variable Insurance Products Company, Assistant Vice President of LB Securities and Assistant Vice President of LB Research. He is 38.

     As of September 21, 1998, the Trustees and officers of the Trust as a group owned beneficially less than 1% of the outstanding shares of each Fund.

BOARD MEETINGS AND COMMITTEES

     During the fiscal year ended October 31, 1997, the Board of Trustees held a total of four meetings. The Board of Trustees has two committees: an Audit Committee and a Contracts Committee. All Trustees attended 75% or more of all meetings of the Board of Trustees and committees of which they were members during the fiscal year ended October 31, 1997.

     The present members of the Audit Committee are Ms. Levi (Chairman) and Messrs. Eggerding, Estenson and Dr. Randall. The Audit Committee assists the Board of Trustees in fulfilling its duties relating to accounting and financial reporting practices and serves as a direct line of communication between the Board of Trustees and the Trust's independent accountants. The Audit Committee is responsible for recommending the engagement or retention of the Trust's independent accountants, reviewing with the independent accountants the plan and the results of the auditing engagement, approving professional services provided by the independent accountants prior to the performance of such services, considering the range of audit and non-audit fees, reviewing the independence of the independent accountants, reviewing the scope and results of procedures of internal auditing, and reviewing the system of internal accounting control. The Audit Committee of the Board of Trustees held four meetings during the fiscal year ended October 31, 1997.

     The present members of the Contracts Committee are Mr. Eggerding (Chairman), Mr. Estenson, Ms. Levi and Dr. Randall. The function of the Contracts Committee is to assist the Board of Trustees in fulfilling its duties with respect to the review and approval of contracts between the Trust and other entities, including entering into new contracts and the renewal of existing contracts. The Contracts Committee considers investment advisory, distribution, transfer agency, administrative service and custodial contracts, and such other contracts as the Board of Trustees deems necessary or appropriate for the continuation of operations of each Fund. The Contracts Committee held 4 meetings during the fiscal year ended October 31, 1997. The Contracts Committee also acts in the capacity of a nominating committee whose duties include consideration of recommendations on nominations for Trustees, review of the composition of the Board, and recommendations respecting attendance, frequency of meetings and similar matters. The Contracts Committee will consider nominees recommended by shareholders. Shareholders may submit recommendations to the attention of the Secretary of the Trust, 625 Fourth Avenue South, Minneapolis, Minnesota 55415.

REMUNERATION OF TRUSTEES.

     Trustees who are not interested persons of the Trust receive an annual retainer of $23,500 and a fee of $9,000 per year to attend meetings of the Board of Trustees. Messrs. Bjelland and Nicholson, who are interested persons of the Trust, receive no fees from the Trust. The Trustees receive no pension or retirement benefits in connection with their service to the Fund.

     For the fiscal year ended October 31, 1997, the Trustees of the Trust received the following amounts of compensation either directly or in the form of payments made into a deferred compensation plan:

                                                        PENSION OR                                TOTAL
                                                        RETIREMENT                             COMPENSATION
                                       AGGREGATE     BENEFITS ACCRUED   ESTIMATED ANNUAL    PAID BY THE TRUST
         NAME AND POSITION           COMPENSATION    AS PART OF TRUST     BENEFITS UPON          AND FUND
             OF PERSON                FROM TRUST         EXPENSES          RETIREMENT           COMPLEX(1)
         -----------------           ------------    ----------------   ----------------    -----------------
Rolf F. Bjelland(2)................     $     0            $  0               $  0               $     0
  Chairman and Trustee
Herbert F. Eggerding, Jr...........     $17,170            $  0               $  0               $31,000
  Trustee
Noel K. Estenson...................     $ 4,536            $  0               $  0               $ 8,125
  Trustee
Connie M. Levi.....................     $17,170            $  0               $  0               $31,000
  Trustee
Bruce J. Nicholson(2)..............     $     0            $  0               $  0               $     0
  Trustee
Ruth F. Randall....................  17,$170....     0.....$....        0.....$....              $31,000
  Trustee

---------------

(1) The "Fund Complex" includes The Lutheran Brotherhood Family of Funds and LB Series Fund, Inc.

(2) "Interested person" of the Trust as defined in the 1940 Act.

REQUIRED VOTE

     A plurality of the aggregate votes cast in person or by proxy at the Special Meeting at which a quorum is present, is required for the election of each Trustee. Shareholders of all Funds will vote together as a single class on proposal 1.

RECOMMENDED SHAREHOLDER ACTION

     The Trustees, including those Trustees who are not interested person of the Trust, unanimously recommend that shareholders vote FOR approval of proposal 1.

                                   PROPOSAL 2

                     TO AMEND THE MASTER ADVISORY CONTRACT
               TO AUTHORIZE THE TRUSTEES TO REDUCE ADVISORY FEES
                          WITHOUT SHAREHOLDER APPROVAL

     Shareholders of each Fund are being asked to approve an amendment to the Master Advisory Contract dated as of November 1, 1993 (the "Advisory Contract") that would allow the Trustees of the Trust to amend the Advisory Contract at any time to reduce the advisory fees payable by one or more Funds to LB Research without shareholder approval.

     Under its current terms, any amendments to the Advisory Contract with respect to a Fund must be approved by LB Research and a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. If proposal 2 is approved, Section 8(b) of the Advisory Contract would be amended to read as follows:

       (b) Amendment. No amendment to this Agreement shall become effective with respect to a Fund unless approved by (i) the Adviser, (ii) vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of that Fund and (iii) vote of the Trustees, including a majority of the Trustees who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval; provided, however, that approval by vote of a majority of the outstanding voting securities of a Fund shall not be required with respect to any amendment that reduces the investment advisory fees payable by a Fund under the Agreement."

     The staff of the Division of Investment Management of the Securities and Exchange Commission (the "SEC Staff") has taken the position that shareholder approval is not required under Section 15(c) of the 1940 Act in order to amend advisory agreements to reduce the advisory fees payable thereunder. However, under the current terms of the Advisory Agreement, an amendment to reduce advisory fee would require shareholder approval. The proposed amendment would allow the Trustees to consider proposals to reduce advisory fees payable by a Fund without the time and expense associated with a shareholder meeting. In considering any proposal to reduce advisory fees, the Board of Trustees would confirm with LB Research that it would continue to provide the same quality and quantity of services to the Fund following any reduction in advisory fees. If Proposal 2 is approved by shareholders, the Trustees intend to amend the Advisory Contract in order to incorporate into the Advisory Contract the current permanent waiver of a portion of advisory fee for each of the Funds equal to 0.25% of the average daily net assets of the Fund.

     LB Research currently serves as investment adviser to each Fund pursuant to the Advisory Contract. The Advisory Contract was last approved by shareholders on October 28, 1993. The Board of Trustees of the Trust last approved the continuation of the Advisory Contract at a meeting of the Board of Trustees on December 4, 1997. The Advisory Contract will continue in effect until December 31, 1998 (and may be continued from year to year thereafter unless terminated in accordance with its terms.

     LB Research, was organized as a Pennsylvania corporation in 1969 and was reincorporated as a Minnesota corporation in 1987. It has been in the investment advisory business since 1970. LB Research is a wholly-owned subsidiary of Lutheran Brotherhood Financial Corporation which, in turn, is a wholly-owned subsidiary of Lutheran Brotherhood, a fraternal benefit society. In addition to Messrs. Bjelland and Nicholson, the other directors of LB Research are Robert P. Gandrud, David W. Angstadt, David J. Larson, Jerald E. Sourdiff and Jennifer H. Martin. All of the directors are employees of Lutheran Brotherhood. Mr. Gandrud is the President and Chief Executive Officer of Lutheran Brotherhood. Mr. Angstadt is the Executive Vice President and Chief Marketing Officer of Lutheran Brotherhood. Mr. Larson is the Senior Vice President,

Secretary, and General Counsel of Lutheran Brotherhood, Mr. Sourdiff is the Senior Vice President and Chief Financial Officer of Lutheran Brotherhood and Ms. Martin is Senior Vice President of Lutheran Brotherhood. The address of each of the principal executive officer and directors of LB Research is 625 Fourth Avenue South, Minneapolis, Minnesota 55415.

     Investment decisions for each of the Funds, except the LB Opportunity Growth Fund and the LB World Growth Fund, are made by LB Research, subject to the overall direction of the Board of Trustees. LB Research provides overall investment supervision of the LB Opportunity Growth Fund's and the LB World Growth Fund's investments, with investment decisions for both Funds being made by an investment sub-advisor. Except for the LB Opportunity Growth Fund and the LB World Growth Fund, LB Research provides investment research and supervision of each Fund's investments and conducts a continuous program of investment evaluation and appropriate disposition and reinvestment of each Fund's assets. LB Research assumes the expense of providing the personnel to perform its advisory functions. Lutheran Brotherhood, the indirect parent company of LB Research, also serves as the investment adviser for LB Series Fund, Inc. Investment decisions for the LB Opportunity Growth Fund are made by T. Rowe Price Associates, Inc. ("T. Rowe Price"), which LB Research has engaged as the sub-advisor for the Fund. T. Rowe Price manages the LB Opportunity Growth Fund on a daily basis, subject to the overall direction of LB Research and the Funds' Board of Trustees. Investment decisions for the LB World Growth Fund are made by Rowe Price-Fleming International, Inc. ("Price-Fleming"), which LB Research has engaged as the sub-advisor for the Fund. Price-Fleming manages LB World Growth Fund on a daily basis, subject to the overall direction of LB Research and the Funds' Board of Trustees.

     The Advisory Contract provides that it shall continue in effect with respect to each Fund from year to year as long as it is approved at least annually both (i) by a vote of a majority of the outstanding voting securities of such Fund (as defined in the 1940 Act) or by the Trustees of the Trust, and
(ii) in either event by a vote of a majority of the Trustees who are not parties to the Advisory Contract or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Contract may be terminated on 60 days' written notice by either party and will terminate automatically in the event of its assignment, as defined under the 1940 Act and regulations thereunder. Such regulations provide that a transaction which does not result in a change of actual control or management of an adviser is not deemed an assignment.

     LB Research receives an annual investment advisory fee from each Fund. Information on the advisory fees payable by each Fund and the total advisory fees paid to LB Research during the fiscal year ended October 31, 1997 is set forth on Exhibit A. LB Securities, a wholly-owned subsidiary of LB Research, provides administrative personnel and services necessary to operate the Funds. In addition, LB Securities provides transfer agency services to the Funds. Information on the total dollar amounts paid to LB Securities for administrative and transfer agency services for the fiscal year ended October 31, 1997 is set forth on Exhibit B.

REQUIRED VOTE

     Approval of Proposal 2 by a Fund requires the affirmative vote of "a majority of the outstanding voting securities" of the Fund, as defined in the 1940 Act. Under the 1940 Act, a vote of a majority of the outstanding voting securities of a Fund means the lesser of (a) more than 50% of the outstanding shares of the Fund, or (b) 67% or more of the shares of the Fund represented at the Special Meeting if more than 50% of the outstanding shares of the Fund are present at the Special Meeting or represented by proxy. Shareholders of each Fund will vote as a separate class on proposal 2.

RECOMMENDED SHAREHOLDER ACTION

     At a meeting of the Board of Trustees of the Trust held on September 16, 1998, a majority of the Trustees, including the Trustees who are not interested persons of the Trust or LB Research within the meaning of the 1940 Act, approved a proposed amendment to the Advisory Contract and recommended that the proposed amendment be submitted to the shareholders of each Fund for approval. THE BOARD OF TRUSTEES OF THE TRUST, INCLUDING THE TRUSTEES WHO ARE NOT INTERESTED PERSONS OF THE TRUST, UNANIMOUSLY RECOMMEND THAT THE SHAREHOLDERS OF EACH FUND VOTE FOR APPROVAL OF PROPOSAL 2.

                                   PROPOSAL 3

             TO RATIFY THE SELECTION OF PRICEWATERHOUSECOOPERS LLP
                     AS THE TRUST'S INDEPENDENT ACCOUNTANTS

     At a meeting held on December 4, 1997, the Board of Trustees of the Trust selected the firm of Price Waterhouse LLP, which subsequently merged with Coopers and Lybrand LLP to become PricewaterhouseCoopers LLP ("PriceWaterhouseCoopers"), as the independent accountants for the Trust for its fiscal year ending October 31, 1998. Shareholders of each Fund are being asked to ratify the selection of PriceWaterhouseCoopers to serve as the independent accountants to the Trust for this period. PriceWaterhouseCoopers has served as independent accountants to the Trust and its Predecessor Corporations since 1988, providing customary professional services in connection with the audit of the Trust. Their fees for such services include fees for work leading to the expression of opinions on the financial statements included in reports to shareholders, opinions on financial statements and other data included in the Trust's annual report to the Securities and Exchange Commission, and opinions on financial statements included in amendments to the Trust's Registration Statement. For the fiscal year ended October 31, 1997, fees paid to the accountants for the Trust represented fees for audit services described above. In approving such fees, the Audit Committee of the Board of Trustees considered the possible effect thereof in the independence of the accountants. Representatives of PriceWaterhouseCoopers are not expected to attend the Special Meeting but will be available by telephone to answer should any questions that may arise during the Special Meeting.

REQUIRED VOTE

     Approval of proposal 3 requires the affirmative vote of a majority of the shares of the Trust voted at the Special Meeting, provided a quorum is present. Shareholders of all Funds will vote together as a single class on proposal 3.

RECOMMENDED SHAREHOLDER ACTION

     The Trustees, including those Trustees who are not interested person of the Trust, unanimously recommend the shareholders vote FOR approval of proposal 3.

                                   PROPOSAL 4

                        (FOR LB MONEY MARKET FUND ONLY)
               TO AMEND THE FUNDAMENTAL POLICY REGARDING INDUSTRY
                                 CONCENTRATION

     The Board of Trustees has proposed that the shareholders of the LB Money Market Fund approve an amendment to the fundamental investment policy regarding industry concentration. Under the 1940 Act, all investment policies of a mutual fund must be classified as either "fundamental" or "non-fundamental." A fundamental policy may not be changed without the approval of the fund's shareholders. Under the LB Money Market Fund's current fundamental policy:

"The Fund may not invest in a security if the transaction would result in 25% or more of the Fund's total assets being invested in any one industry."

     If proposal 4 is approved, the new fundamental policy of LB Money Market Fund will be:

"The Fund may not invest in a security if the transaction would result in 25% or more of the Fund's total assets being invested in any one industry. With respect to Lutheran Brotherhood Money Market Fund, this restriction does not apply to Government Securities (as such term is defined in the Investment Company Act of 1940) or instruments issued by domestic banks as described in the Lutheran Brotherhood Money Market Fund's Prospectus or Statement of Additional Information."

     The 1940 Act requires every mutual fund to include in its registration statement a policy with respect to industry concentration. The SEC staff takes the position that a fund that invests more than 25% of the value of its assets in any one industry is concentrating in that industry. The SEC Staff, however, permits a money market fund to reserve the freedom of action to concentrate in "government securities" (as defined in the 1940 Act) and instruments issued by domestic banks. If proposal 4 is adopted, LB Money Market Fund would have the discretion to (but would not be required to) invest more than 25% of its assets in U.S. government securities and instruments issued by domestic banks. Such bank instruments would include certificates of deposit, bankers' acceptances or similar short-term liquid instruments. Under the amended concentration policy, United States branches of foreign banks may be considered as "domestic banks" if it can be demonstrated that they are subject to the same regulations as United States banks. In addition, foreign branches of United States banks may be treated as domestic banks if the United States parent would be unconditionally liable in the event that the foreign branch failed to pay on its instruments. The Trust intends to include disclosure in the Statement of Additional Information concerning the type and nature of the various bank instruments in which the LB Money Market Fund intends to invest. The Board of Trustees believes that the revised policy will increase the flexibility of LB Research in managing LB Money Market Fund consistent with industry practice.

REQUIRED VOTE

     Approval of proposal 4 requires the affirmative vote of "a majority of the outstanding voting securities" of LB Money Market Fund under the 1940 Act. Under the 1940 Act, a vote of a majority of the outstanding voting securities means the lesser of (a) more than 50% of the outstanding share of the LB Money Market Fund or (b) 67% or more of the shares of the LB Money Market Fund represented at the Special Meeting if more than 50% of the outstanding shares of the Fund are present at the Special Meeting or represented by proxy. Shareholders of the LB Money Market Fund will vote together as a single class on proposal 4.

RECOMMENDED SHAREHOLDER ACTION

     The proposed amendment was approved by the Board of Trustees at a meeting held on September 16, 1998. The Trustees, including those Trustees who are not interested persons of the Trust, unanimously recommend that shareholders vote FOR approval of proposal 4.

                OTHER MATTERS TO COME BEFORE THE SPECIAL MEETING

     The Board of Trustees does not know of any other matter to be considered at the Special Meeting other than those referred to above. If any other matters are properly brought before the Special Meeting, it is the intention of proxy holders to vote such proxies on such matters in accordance with their best judgment.

                       NO ANNUAL MEETINGS OF SHAREHOLDERS

     There will be no annual or further special meetings of shareholders of the Trust unless required by applicable law or called by the Trustees in their discretion. The next meeting of the shareholders of the Trust will be held at such time as the Board of Trustees may determine or at such time as may be legally required. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Trust, 625 Fourth Avenue South, Minneapolis, Minnesota 55415. Shareholder proposals should be received in a reasonable time before the solicitation is made.

WHETHER OR NOT YOU PLAN TO ATTEND THIS SPECIAL MEETING, PLEASE FILL IN, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS NECESSARY IF IT IS MAILED IN THE UNITED STATES.

October   , 1998
Date of Proxy Statement

                                                                       EXHIBIT A

                                                                                   RATES OF ANNUAL       AGGREGATE
                                                                                      ADVISORY            ADVISORY
                                                                                      FEE AS A           FEES PAID
                                                                                     PERCENTAGE           FOR THE
                                CONTRACTUAL RATES OF ANNUAL             LESS      OF AVERAGE DAILY      FISCAL YEAR
                                ADVISORY FEE AS A PERCENTAGE          PERMANENT   NET ASSETS AFTER         ENDED
          NAME OF FUND          OF AVERAGE DAILY NET ASSETS           WAIVER(1)   PERMANENT WAIVER    OCTOBER 31, 1997
          ------------          ----------------------------          ---------   ----------------    ----------------
  LB Fund(2)                    On the portion of the Fund
                                  which is:
                                $500,000,000 or less......      .65%     (.25%)           .40%           $5,686,741(3)
                                Over $500,000,000 but not
                                  over $1,000,000,000.....      .60%     (.25%)           .35%
                                Over $1,000,000,000.......      .55%     (.25%)           .30%
  LB Opportunity Growth Fund    On the portion of the Fund
                                  which is:
                                $100,000,000 or less......      .75%     (.25%)           .50%           $1,868,475
                                Over $100,000,000 but not
                                  over $250,000,000.......      .65%     (.25%)           .40%
                                Over $250,000,000 but not
                                  over $500,000,000.......      .60%     (.25%)           .35%
                                Over $500,000,000 but not
                                  over $1,000,000,000.....      .55%     (.25%)           .30%
                                Over $1,000,000,000.......      .50%     (.25%)           .25%
  LB Income Fund(2)             On the portion of the Fund
                                  which is:
                                $500,000,000 or less......      .60%     (.25%)           .35%           $4,799,245(4)
                                Over $500,000,000 but not
                                  over $1,000,000,000.....     .575%     (.25%)          .325%
                                Over $1,000,000,000.......      .55%     (.25%)           .30%
  LB Municipal Bond Fund(2)     On the portion of the Fund
                                  which is:
                                $500,000,000 or less......     .575%     (.25%)          .325%           $3,424,258(5)
                                Over $500,000,000 but not
                                  over $1,000,000,000.....    .5625%     (.25%)         .3125%
                                Over $1,000,000,000.......      .55%     (.25%)           .30%
  LB Money Market Fund(6)       On the portion of the Fund
                                  which is:
                                $500,000,000 or less......      .50%     (.25%)           .25%           $2,210,254(4)
                                Over $500,000,000 but not
                                  over $1,000,000,000.....     .475%     (.25%)          .225%
                                Over $1,000,000,000 but not
                                  over $1,500,000,000.....      .45%     (.25%)           .20%
                                Over $1,500,000,000 but not
                                  over $2,000,000,000.....     .425%     (.25%)          .175%
                                Over $2,000,000,000.......      .40%     (.25%)           .15%
  LB High Yield Fund(2)         On the portion of the Fund
                                  which is:
                                $500,000,000 or less......      .65%     (.25%)           .40%           $4,911,490(8)
                                Over $500,000,000 but not
                                  over $1,000,000,000.....      .60%     (.25%)           .35%
                                Over $1,000,000,000.......      .55%     (.25%)           .30%

                                                                                   RATES OF ANNUAL       AGGREGATE
                                                                                      ADVISORY            ADVISORY
                                                                                      FEE AS A           FEES PAID
                                                                                     PERCENTAGE           FOR THE
                                CONTRACTUAL RATES OF ANNUAL             LESS      OF AVERAGE DAILY      FISCAL YEAR
                                ADVISORY FEE AS A PERCENTAGE          PERMANENT   NET ASSETS AFTER         ENDED
          NAME OF FUND          OF AVERAGE DAILY NET ASSETS           WAIVER(1)   PERMANENT WAIVER    OCTOBER 31, 1997
          ------------          ----------------------------          ---------   ----------------    ----------------
  LB World Growth Fund          On the portion of the Fund
                                  which is:
                                $20,000,000 or less.......     1.25%     (.25%)          1.00%           $  682,203
                                Over $20,000,000 but not
                                  over $50,000,000........     1.10%     (.25%)           .85%
                                Over $50,000,000..........     1.00%     (.25%)           .75%
  LB Mid Cap Growth Fund(9)     On the portion of the Fund
                                  which is:
                                $100,000,000 or less......      .70%     (.25%)           .45%           $   21,586
                                Over $100,000,000 but not
                                  over $250,000,000.......      .65%     (.25%)           .40%
                                Over $250,000,000 but not
                                  over $500,000,000.......      .60%     (.25%)           .35%
                                Over $500,000,000 but not
                                  over $1,000,000,000.....      .55%     (.25%)           .30%
                                Over $1,000,000,000.......      .50%     (.25%)           .25%

---------------

(1) Effective October 31, 1997, LB Research voluntarily agreed to permanently waive a portion of its advisory fees for each of the Funds equal to 0.25% of the average daily net assets of the Fund. This 0.25% waiver applies to the contractual rates of compensation listed in the table above at each level of average daily net assets.

(2) Effective January 1, 1997, LB Research has also voluntarily agreed to waive 5 basis points (0.05%) from the advisory fees payable by the LB Fund, LB High Yield Fund, LB Income Fund, and LB Municipal Bond Fund. These voluntary partial waivers of advisory fees may be discontinued at any time.

(3) LB Research waived fees with respect to the LB Fund totaling $385,904 for the fiscal year ended October 31, 1997.

(4) LB Research waived fees with respect to LB Income Fund totaling $333,931 for the fiscal year ended October 31, 1997.

(5) LB Research waived fees with respect to the LB Municipal Bond Fund totaling $247,844 for the fiscal year ended October 31, 1997.

(6) LB Research has further undertaken, until October 31, 1998 and thereafter until further notice to LB Money Market Fund, to waive its advisory fees in order to limit LB Money Market Fund's total operating expenses for the Class A, Class B shares and Institutional Class shares to 0.95%, 0.95%, and 0.70%, respectively of the average net assets of the relevant class.

(7) LB Research waived fees with respect to the LB Money Market Fund totaling $435,799 for the fiscal year ended October 31, 1997.

(8) LB Research waived fees with respect to the LB High Yield Fund totaling $328,810 for the fiscal year ended October 31, 1997.

(9) LB Research has further undertaken until October 31, 1998 and thereafter until further notice to LB Mid Cap Growth Fund to waive its advisory fee and if necessary, to bear certain expenses associated with operating the Fund in order to limit the Fund's total operating expenses for the Class A shares, Class B shares and Institutional Class shares to an annual rate of 1.95%, 2.70%, and 1.70%, respectively, of the average daily net assets of the relevant class.

                                                                       EXHIBIT B

                                                       AGGREGATE ADMINISTRATIVE         AGGREGATE TRANSFER
                                                          FEES PAID FOR THE              AGENCY FEES PAID
                                                          FISCAL YEAR ENDED            FOR THE FISCAL YEAR
                  NAME OF FUND                             OCTOBER 31, 1997           ENDED OCTOBER 31, 1997
                  ------------                         ------------------------       ----------------------
LB Opportunity Growth Fund......................               $55,875                      $1,147,649
LB Mid Cap Growth Fund..........................                   617                          21,145
LB World Growth Fund............................                13,826                         311,027
LB Fund.........................................               184,583                       1,791,020
LB High Yield Fund..............................               158,365                       1,205,817
LB Income Fund..................................               166,209                       1,275,325
LB Municipal Bond Fund..........................               122,078                         492,743
LB Money Market Fund............................                90,172                       1,383,639

                                                                PRELIMINARY COPY
                                                                ----------------

    PLEASE MARK VOTES
[X] AS IN THIS EXAMPLE

--------------------------------------------------------------
                                                                1. ELECTION OF TRUSTEES To withhold authority to vote for any
            LUTHERAN BROTHERHOOD MONEY MARKET FUND                 individual nominee, strike a name through the nominee's name in the list below.
--------------------------------------------------------------
                                                                   [ ] FOR all nominees listed below [ ] Vote withheld for all nominees listed below

                                                                   [ ] FOR all nominees listed below (except as marked to the contrary below)

                                                                   Rolf F. Bjelland     Herbert F. Eggerding, Jr.  Noel K. Estenson
                                                                   Jodi Harpstead       Richard  A. Hauser         Connie M. Levi
                                                                   Bruce J. Nicholson   Ruth E. Randall

                                                                2. To amend the Master Advisory Contract to authorize the Trustees to reduce advisory fees.

                                                                        [ ]   For         [ ] Against       [ ] Abstain

                                                                3. To ratify the selection of PricewaterhouseCoopers LLP as the
                                                                   Trust's independent accountants.

                                                                        [ ]   For         [ ] Against       [ ] Abstain

                                                                4. To amend the Fund's industry concentration policy.

                                                                        [ ]   For         [ ] Against       [ ] Abstain

 RECORD DATE SHARES:                                            THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE
                                                                LUTHERAN BROTHERHOOD FAMILY OF FUNDS. THE ATTORNEYS NAMED WILL VOTE
                                                                THE SHARES REPRESENTED BY THIS PROXY IN ACCORDANCE WITH THE CHOICES
                                                                MADE ON THIS BALLOT. YOU MUST MARK THE BOX "ABSTAIN" IF YOU WISH TO
                                                                ABSTAIN. IF NO CHOICE IS INDICATED AS TO ANY ITEM, THIS PROXY WILL
                                                                BE VOTED AFFIRMATIVELY ON THESE MATTERS.
                                                  ------------
 Please be sure to sign Date and date this Proxy. Date
--------------------------------------------------------------
                                                                Please sign exactly as your name appears herein. If shares are held jointly, either holder may sign. Corporate proxies should be signed by an authorized officer.
--------------------------------------------------------------
Shareholder sign here               Co-owner sign here

                     LUTHERAN BROTHERHOOD MONEY MARKET FUND
                             625 FOURTH AVENUE SOUTH
                        MINNEAPOLIS, MINNESOTA 55415-1625

                        PROXY FOR MEETING OF SHAREHOLDERS
                                DECEMBER 2, 1998

The undersigned shareholder(s) of LUTHERAN BROTHERHOOD MONEY MARKET FUND (the "Fund") hereby appoints Otis F. Hilbert, Rolf F. Bjelland, James M. Odland and John C. Bjork or any of them true and lawful proxies, with power of substitution of each, to vote all shares which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held on December 2, 1998 at the Lutheran Brotherhood Building, 625 Fourth Avenue South, Minneapolis, Minnesota, at 9:00 a.m., local time, and at any adjournment(s) thereof (the "Special Meeting"). Receipt of the Notice of the Proxy Statement for said Special Meeting is acknowledged.

Discretionary authority is hereby conferred as to all other matters as may properly come before the Special Meeting.


--------------------------------------------------------------------------------
PLEASE RETURN TOP PORTION WITH YOUR VOTE IN THE ENCLOSED ENVELOPE AND RETAIN THE BOTTOM PORTION.
--------------------------------------------------------------------------------

                                                      PRELIMINARY COPY
                                                      ----------------

    PLEASE MARK VOTES
[X] AS IN THIS EXAMPLE

--------------------------------------------------------------
                                                                1. ELECTION OF TRUSTEES To withhold authority to vote for any
       [LUTHERAN BROTHERHOOD OPPORTUNITY GROWTH FUND]              individual nominee, strike a name through the nominee's name in the list below.
--------------------------------------------------------------
                                                                   [ ] FOR all nominees listed below [ ] Vote withheld for all nominees listed below

                                                                   [ ] FOR all nominees listed below (except as marked to the contrary below)

                                                                   Rolf F. Bjelland     Herbert F. Eggerding, Jr.  Noel K. Estenson
                                                                   Jodi Harpstead       Richard  A. Hauser         Connie M. Levi
                                                                   Bruce J. Nicholson   Ruth E. Randall

                                                                2. To amend the Master Advisory Contract to authorize the Trustees to reduce advisory fees.

                                                                        [ ]   For         [ ] Against       [ ] Abstain

                                                                3. To ratify the selection of PricewaterhouseCoopers LLP as the
                                                                   Trust's independent accountants.

                                                                        [ ]   For         [ ] Against       [ ] Abstain

 RECORD DATE SHARES:                                            THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE
                                                                LUTHERAN BROTHERHOOD FAMILY OF FUNDS. THE ATTORNEYS NAMED WILL VOTE
                                                                THE SHARES REPRESENTED BY THIS PROXY IN ACCORDANCE WITH THE CHOICES
                                                                MADE ON THIS BALLOT. YOU MUST MARK THE BOX "ABSTAIN" IF YOU WISH TO
                                                                ABSTAIN. IF NO CHOICE IS INDICATED AS TO ANY ITEM, THIS PROXY WILL
                                                                BE VOTED AFFIRMATIVELY ON THESE MATTERS.
                                                  ------------
 Please be sure to sign Date and date this Proxy. Date
--------------------------------------------------------------
                                                                Please sign exactly as your name appears herein. If shares are held jointly, either holder may sign. Corporate proxies should be signed by an authorized officer.
--------------------------------------------------------------
Shareholder sign here               Co-owner sign here

                 [LUTHERAN BROTHERHOOD OPPORTUNITY GROWTH FUND]
                             625 FOURTH AVENUE SOUTH
                        MINNEAPOLIS, MINNESOTA 55415-1625

                        PROXY FOR MEETING OF SHAREHOLDERS
                                DECEMBER 2, 1998

The undersigned shareholder(s) of [Lutheran Brotherhood Opportunity Growth Fund] (the "Fund") hereby appoints Otis F. Hilbert, Rolf F. Bjelland, James M. Odland and John C. Bjork or any of them true and lawful proxies, with power of substitution of each, to vote all shares which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held on December 2, 1998 at the Lutheran Brotherhood Building, 625 Fourth Avenue South, Minneapolis, Minnesota, at 9:00 a.m., local time, and at any adjournment(s) thereof (the "Special Meeting"). Receipt of the Notice of the Proxy Statement for said Special Meeting is acknowledged.

Discretionary authority is hereby conferred as to all other matters as may properly come before the Special Meeting.


--------------------------------------------------------------------------------
PLEASE RETURN TOP PORTION WITH YOUR VOTE IN THE ENCLOSED ENVELOPE AND RETAIN THE BOTTOM PORTION.
--------------------------------------------------------------------------------